                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 19, 2004 (JULY 12, 2004)



                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


          LOUISIANA                       0-23383                72-1395273
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (a) On July 12, 2004, OMNI Energy Services Corp. (the "Company") engaged BDO Seidman, LLP ("BDO") as the Company's independent accountants to audit the Company's consolidated financial statements for the year ending December 31, 2004. Fitts, Roberts & Co., P.C. ("FittsRoberts"), who had been engaged as the Company's principal independent accountants since August 11, 2003, was dismissed on July 12, 2004. BDO will also perform a review of the unaudited condensed quarterly financial statements to be included in the Company's quarterly reports on Form 10-Q beginning with the June 30, 2004 Form 10-Q.


     (b) The decision to change the Company's independent accountants from FittsRoberts to BDO was made and approved by the Audit Committee of the Company's Board of Directors.


     (c) FittsRoberts' report on the Company's consolidated financial statements for the year ended December 31, 2003 did not contain an adverse opinion or disclaimer opinion, nor was such reports qualified or modified as to uncertainty, audit scope or accounting principles.


     (d) During the period beginning August 11, 2003 through December 31, 2003 and the subsequent interim period ended March 31, 2004, the Company and FittsRoberts had disagreements about the following matters: the recording of gain contingencies, the repricing of warrants to non-employees, and the measurement dates used to apply FAS 123, Accounting for Stock-Based Compensation. All of these disagreements were resolved to FittsRoberts' satisfaction. With regard to each of the aforementioned disagreements, the Company's Audit Committee discussed each matter with FittsRoberts at the time and has subsequently authorized FittsRoberts to respond fully without limitation to the inquiries of BDO regarding the subject matter of each such disagreement.


     (e) During the period beginning August 11, 2003 through December 31, 2003 and the subsequent interim period ended March 31, 2004 preceding such dismissal, there were no "reportable events" (as hereinafter defined) requiring disclosure pursuant to Item 304(a)(1)(v) of Regulation S-K. As used herein, the term "reportable event" means any of the items listed in paragraphs (a) (1) (v)
(A)-(D) of Item 304 of Regulation S-K.


     (f) During the two-year period ended December 31, 2003 and the subsequent interim period prior to BDO's engagement, neither the Company nor anyone on its behalf consulted with BDO regarding the application of accounting principles to a specified transaction, whether completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements; nor has BDO provided to the Company a written report or oral advice regarding such principles or audit opinion; any matter that was either the subject of a disagreement with FittsRoberts as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K; or a reportable event as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


     (g) The Company has requested that FittsRoberts furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter from FittsRoberts dated July 12, 2004 is filed as Exhibit 16.1 to this Form 8-K.


                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

     16.1 Letter from FittsRoberts & Co., P.C. dated July 12, 2004 pursuant to
Item 304 (a) (3) of Regulation S-K, regarding change in certifying accountant.


SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OMNI ENERGY SERVICES CORP.
Dated: July 19, 2004
                                        By:      /s/ G. Darcy Klug
                                            -----------------------------------
                                                     G. Darcy Klug
                                                 Chief Financial Officer

                                 EXHIBIT INDEX

16.1 Letter from FittsRoberts & Co., P.C. dated July 12, 2004 pursuant to Item 304 (a) (3) of Regulation S-K, regarding change in certifying accountant.